SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2009

Palomar Medical Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdic- tion of incorporation)	0-22340 (Commission File Number)	04-3128178 (IRS Employer Identification Number)

82 Cambridge Street, Burlington, Massachusetts 01803 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code (781) 993-2300

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

       On October 16, 2009, Palomar Medical Technologies, Inc. (the “Company”), a Delaware corporation, announced the termination of its Joint Development and License Agreement with Johnson & Johnson Consumer Companies Inc (“JJCC”), a Johnson & Johnson company, to develop, clinically test and commercialize home-use, light-based devices for (i) reducing or reshaping body fat including cellulite; (ii) reducing appearance of skin aging; and (iii) reducing or preventing acne. On Tuesday, October 13, 2009, JJCC notified the Company that it was terminating the Joint Development and License Agreement effective as of such date. The Company’s press release announcing the termination of this agreement is entitled “Palomar to Commercialize FDA Cleared Over-The-Counter Home Use Wrinkle Treatment Laser Device Without Johnson & Johnson” and is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title
99.1	Press Release issued by Palomar Medical Technologies, Inc. on October 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

By: /s/ Joseph P. Caruso —————————————— Chief Executive Officer and President
Date: October 16, 2009

EXHIBIT INDEX

Number	Title
99.1	Press Release issued by Palomar Medical Technologies, Inc. on October 16, 2009